UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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VENTAS, INC.
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On April 5, 2022, Ventas, Inc. issued the following presentation at the Credit Suisse Healthcare REIT Summit:

Credit Suisse Healthcare REIT Summit April 5, 2022

2 Non-GAAP Financial Measures & Cautionary Statements Certain of the information contained herein, including intra-quarter operating information and number of confirmed cases of COVID-19, has been provided by our operators and we have not verified this information through an independent investigation or otherwise. We have no reason to believe that this information is inaccurate in any material respect, but we cannot assure you of its accuracy. Non-GAAP Financial Measures This presentation includes certain financial performance measures not defined by generally accepted accounting principles in the United States (“GAAP”). Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in this presentation. We believe such measures provide investors with additional information concerning our operating performance and a basis to compare our performance with the performance of other REITs. Our definitions and calculations of these non-GAAP measures may not be the same as similar measures reported by other REITs. These non-GAAP financial measures should not be considered as alternatives to net income attributable to common stockholders (determined in accordance with GAAP) as indicators of our financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of our liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. Cautionary Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward- looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. You are urged to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance in our filings with the Securities and Exchange Commission (“SEC”), including those made in the “Summary Risk Factors” section, “Risk Factors” section and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our most recently filed Annual Report on Form 10-K for year ended December 31, 2021. Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic and its extended consequences, including of the Delta, Omicron or any other variant, on our revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our acquisitions and investments, including our acquisition of New Senior Investment Group Inc. (“New Senior”); (c) our exposure and the exposure of our tenants, managers and borrowers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, managers or borrowers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, inflation, changes in interest rates, supply chain pressures, events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) our ability, and the ability of our tenants, managers and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate; (g) the risk of bankruptcy, insolvency or financial deterioration of our tenants, managers, borrowers and other obligors and our ability to foreclose successfully on the collateral securing our loans and other investments in the event of a borrower default; (h) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests; (i) risks related to development, redevelopment and construction projects; (j) our ability to attract and retain talented employees; (k) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply; (l) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, managers or borrowers; (m) increases in our borrowing costs as a result of becoming more leveraged or as a result of changes in interest rates and phasing out of LIBOR rates; (n) our reliance on third parties to operate a majority of our assets and our limited control and influence over such operations and results; (o) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (p) the adequacy of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (q) the occurrence of cyber incidents that could disrupt our operations, result in the loss of confidential information or damage our business relationships and reputation; (r) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, managers or borrowers; and (s) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change. Important Additional Information Regarding Proxy Solicitation Ventas, Inc. (the “Company”) has filed a definitive proxy statement (the “Preliminary Proxy Statement”) and form of associated WHITE proxy card with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the Company's 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company's directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in the Company's securities have changed since the amounts described in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company's Board of Directors for election at the 2022 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC's website at http://www.sec.gov and at the Company's investor relations website at https://ir.ventasreit.com.

3 Table of Contents Portfolio Overview & Capital Allocation 4 Environmental, Social & Governance 11 Recent Senior Housing Highlights 14 Senior Housing Portfolio Actions Update 21 Office Business Update 30 Loan Portfolio Update 41 Capital Structure Actions 43

Portfolio Overview & Capital Allocation

Sustainable Value Creation: Growth & Success Over Two Decades

Poised to Build on Our Long-Term Record of Strong Shareholder Returns

1999 – 2001	2002 – 2007	2008 – 2009	2010 – 2013	2014 – 2019	2020 – 2021	2022 – Onwards
Restructure & Survival	**Grow & Diversify**	**Progress Through Downturn**	**Re-Enter Growth & Diversification**	**Portfolio Reshaping & Elevation**	**COVID-19**	**Post COVID-19**
• Successfully Navigated Bankruptcy of Sole Tenant	• 4 strategic M&A deals • New Products: Senior Housing, Medical Office and Loans	• Fortified Balance Sheet • Entered SHOP & Canadian senior housing business via first of a kind acquisition of Sunrise REIT	• $13B+ New Investments • Scaled Medical Office Platform • Robust Portfolio Growth	• $12B+ new investments • Entered Health System and Life Science, R&I markets • Highly successful exit from skilled nursing business: $8B+ attractive dispositions	• Established VIM, the Company's third-party capital platform • $3.7B New Investments focused on Senior Housing and Life Science, R&I in 2021 • $1B+ / year in dispositions & loan repayments to enhance portfolio quality	• Robust senior housing demand expected • External growth momentum expected • $1.1B of Life Science, R&I & Le Groupe Maurice developments underway

2015 – Present: Portfolio Transformation

Q1 2015[1]



Medical Office
18%
29%
Senior Housing Operating
IRFs and LTACs
7%
Other
1%
4%
Loans
24%
Senior Housing - NNN
18%
Skilled Nursing

Q4 2021[1]



Life Science, Research & Innovation (R&I)
10%
Medical Office
22%
31%
Senior Housing - Operating
IRFs and LTACs
9%
1%
16%
8%
2%
Health Systems
1%
Senior Housing - NNN
Loans
International Hospitals
Skilled Nursing

1. Reflects portfolio concentration based on Annualized Adjusted NOI, which represents an annualized result of a period's Reported Segment NOI excluding (i) Reported Segment NOI not attributable to owned real estate or loan investments, (ii) Reported Segment NOI related to the non-controlling interest of consolidated real estate entities and (iii) the annualizing impact of certain non-recurring or out-of-period items, and including (x) the effects of transactions and events that were completed during the period, as if the transaction or event had been consummated at the beginning of the relevant period, (y) the expected leased-up impact of recently completed developments and (z) Ventas's share of Annualized Adjusted NOI related to nonconsolidated real estate entities.

5

6 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2015 2016 2017 2018 2019 2020 2021 Total Life Science Sq. Ft. (in thousands) Case Study: Ventas Success in Life Sciences 1030 Mass SSF Portfolio Establish Ventas Fund Enter Life Science Sector with Well- Positioned Partner + Portfolio Repositioning Build Life Science Business + Executed on University Based Pipeline Enter Top Life Science Clusters Attract Private Capital to Expand Acquisitions + Development Capacity Expand to 10M SF, Recognized as a Leading Life Science Investor • Disposed of SNFs at high valuation • Began life science, R&I business by acquiring initial university-based life science portfolio from Blackstone • Established exclusive relationship with Wexford; premier university partner in lab space • Announced $1.5B pipeline developments with leading research universities • Entered Cambridge cluster market • Started Fund1 to enable “core” investments with private capital • Entered South San Francisco cluster market • Strategic JV with GIC to accelerate development pipeline • Commenced One City & Drexel developments in growing Philadelphia market • Acquired Johns Hopkins assets; entered 5th Top 10 life science cluster • Announced multi-use development with major West Coast research institution - UC Davis Pitt Phase I 6.75% cap rate 10M SF ASU 4220 Duncan 7.0% cap rate 1. Ventas Life Science & Healthcare Real Estate Fund

7 Case Study: Expanding Differentiated Canadian Senior Housing Footprint with Le Groupe Maurice (LGM) Differentiated LGM Business Model Strong Development Track Record .. Successful track record of development, with average preleasing exceeding 60% due to unique brand and business model .. Leased up three recently opened communities in our Class A Le Groupe Maurice portfolio to 92% occupancy .. Two development projects underway totaling ~$200M in project costs (627 units) with additional sites in the predevelopment stage VAST – 378 units Sainte-Julie, Quebec Opened Dec. 2020 .. LGM is a best-in-class operator & developer and benefits from a well-coordinated public health response in Canada .. Ventas invested in Le Groupe Maurice in June 2019 and acquired exclusive rights to its future development pipeline .. Unique product type offers top-tier amenities and an outstanding lifestyle for seniors, with a la carte services, active adult options and apartment-like units resulting in longer length of stay .. Quebec offers a large, thriving senior housing market with a high penetration rate of 18%1 and attractive senior population growth .. LGM portfolio occupancy has shown remarkable resiliency through the pandemic 1. Defined as the percent of seniors aged 75+ residing in senior housing. Elogia II – 287 units Montreal, Quebec Opened Jun. 2021

8 Case Study: New Senior Independent Living Portfolio Portfolio Overview 103 Communities 12,400+ Units 36 States $2.3B Transaction 100% Private Pay Higher margin, independent living communities with favorable market characteristics, relatively low labor requirements and a three-year average length of stay Benefit from large and growing middle market senior demographics

Case Study: Expanded Opportunities Via Ventas Investment Management (VIM)

Strategic Rationale

Ventas Investment Management (VIM) **provides Ventas and its shareholders numerous strategic benefits** including:

- Further diversifying Ventas's capital sources
- Augmenting Ventas's significant investment capacity
- Expanding Ventas's strategic reach
- Maximizing the impact of Ventas's excellent team, relationships, industry knowledge and brand
- Enabling global institutional investors to invest with Ventas in a public or private investment structure
- Enhancing Ventas's liquidity and financial flexibility
- Ventas earns asset management fees and would earn a promote if investors receive targeted returns

Strong VIM Platform Growth (AUM)[1]



~$4.5B
AUM has grown ~3x since 1Q20
~$1.6B
1Q20
4Q21

Ventas Life Science & Healthcare Real Estate Fund Assets

Ventas Fund enhances and expands Ventas's investment opportunities in high quality, low cap rate assets in highly desirable cluster markets

South San Francisco (SSF) Portfolio

Acquired **~$1B class A trophy portfolio** strategically positioned in premier SSF life science cluster



Johns Hopkins

Class A, 94% leased portfolio anchored by Johns Hopkins Medicine



1. Includes unfunded commitments, developments underway and gross asset value.

9

10 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 ~$1B $1.4B $3.7B Current Capital Allocation Priorities >$3B Annual Average 2011-2021 Strong Track Record of External Investment Historical Acquisition Volume Experienced investments team, broad relationships and processes with long track record of significant external growth Our Leading Portfolio Provides Significant Opportunity for Growth Medical Office 10% of $3.7B 311 Buildings 22% Annualized Adjusted NOI Life Science, Research & Innovation (R&I) 20% of $3.7B 43 Centers 10% Annualized Adjusted NOI Senior Housing 70% of $3.7B 819 Communities 47% Annualized Adjusted NOI 2021 Announced Investment Activity Ongoing development principally in Life Science, R&I and Canadian senior housing markets Forward pipeline of Life Science, R&I projects

Environmental, Social & Governance

Sustainability Leadership Raises Our Returns

VENTAS®

Ventas's Current ESG Priorities

Taking Action on Climate Change

Execute on Net Zero Operational Carbon Timing & Plan

Recent Accomplishments

- In March 2022, committed to achieve net-zero operational carbon emissions by 2040
  - Exceeds science-based target carbon reduction goal, adopted in 2021, to reduce 30% Scope 1 & 2 carbon by 2030
- Earned **CDP Climate Change "A List"** designation which recognizes the top 2% of global companies scored, underscoring Ventas's climate change leadership

Resource Efficiency

Continue investment in energy, water and waste efficiency measures and evaluate opportunities to increase renewable energy

Recent Accomplishments

- Investment in energy efficiency driving 12% blended yield for our sustainability capex projects
- >5% annual decrease in same-store **energy use / sq ft** since 2018
- Target 20% reduction by **2028**
- **Energy Star Partner** of the Year in 2021
- #1 listed **healthcare REIT by GRESB** for 5th consecutive year

Commitment to Diversity, Equity & Inclusion (DE&I)

Implement actions across the business towards our DE&I framework and strategy

Recent Accomplishments

- DE&I Committee strengthening our **advancement of diverse talent**
- Exceeded our **gender diversity goals**
  - > 25% women in leadership
  - > 30% women on our Board
- Board is 45% diverse by gender or ethnicity
- As of the upcoming annual meeting, two of the three core Board committees will be chaired by women

Recent Accolades: Ventas Continues to be Recognized as an ESG Industry Leader

Nareit Leader in the Light 2021 Award Winner

Six-Time Winner of **Nareit's Leader in the Light Award**, which recognizes companies that have demonstrated superior and sustained sustainability practices

Nareit's 2021 Diversity, Equity and Inclusion Awards: Silver Award Winner

Selected to **2020 Dow Jones Sustainability World Index** for 3rd consecutive year

Earned the **most ENERGY STAR certifications of any senior housing owner in 2020**, with 133* certified senior housing communities (11M square feet) in the U.S. and Canada, and >70% of total U.S. and Canada senior housing certifications

Achieved CDP's **"A List", underscoring Ventas's climate change leadership** (recognizing top 2% of global companies scored)

*Includes 12 independent living communities (2M square feet) classified as multifamily in Energy Star. 72% of total senior housing certifications is based on the 121 communities classified as senior housing by Energy Star.

12

13 Case Study: MOB Sustainability Cost Savings Initiatives Projects support Ventas’s commitment to sustainability $24M INVESTMENT Includes amounts approved, not yet deployed 130+ ASSETS IDENTIFIED FOR UPGRADES Building Automation Systems (BAS), HVAC Optimization, and/or LED Retrofits Energy Greenhouse gas emissions Ventas Goal Reduce energy intensity by 20% by 2028 Reduce absolute emissions by 30% by 2030 BAS upgrades HVAC Optimization LED retrofits Ongoing initiatives across our MOB portfolio to reduce energy consumption and carbon emissions at an attractive return Cumulative since 2019: $3M PROJECTED ANNUAL SAVINGS 13% ESTIMATED PROJECT IRR = Targeted towards stated initiative

Recent Senior Housing Highlights

Senior Housing Trends

VENTAS®

Clinical Trends	*Rapidly improving clinical conditions*		
March Leads[1]	***~110%*** *(March 26th MTD)*	**Ten consecutive months of lead levels exceeding 2019**	
1Q22 Quarter-to-Date SHOP Occupancy[1]	***+420 bps*** *(March 26th QTD[2])*	**Strong move-in activity through March 26th, driving quarter-to-date SHOP same-store average occupancy of +420 bps vs. 1Q21**[2]	***US:*** *Record-level demand* ***Canada:*** *1Q22 occupancy tempered by move-in regulations; recently, strong demand bolstered by lifting of regulations*
1Q22 In-Place Rate Increases[1]	***~8%*** *(U.S.)*	**For U.S. SHOP communities, in-house rate increased ~8% in 1Q22**	**Improving market pricing demonstrating pricing power**
1Q22 Operating Expenses	*February expenses elevated over January levels*		
1Q22 HHS Grants	*Received $33 million (or $0.08 per share) of net HHS Grants to date in the first quarter 2022 as previously announced*		

1. 1Q22 Same-Store Quarterly Year-Over-Year Pool: 321 Assets.
2. Preliminary quarter to date occupancy through March 26, 2022.

15

16 0 200 400 600 800 1000 0 200 400 600 800 1000 709 15 Jan Peak (1/15) 3/25 879 37 Jan Peak (1/15) 3/25 Rapid Improvement in Clinical Conditions – SHOP Clinical Update1 (As of 03/25) Key Commentary Reductions in Confirmed New COVID-19 Cases since January VTR U.S. & Canada SHOP Confirmed New Resident & Employee COVID-19 Cases1 Resident & employee confirmed new COVID-19 cases improved materially in recent weeks Resident Confirmed New Weekly COVID-19 Cases (96%) (98%) Employee Confirmed New Weekly COVID-19 Cases Restrictive protocols challenged sales processes, but operators built large number of leads in March Operators backfilled labor shortages due to COVID-related employee absences with contract labor and overtime at higher cost Resident Confirmed New Weekly COVID-19 Cases Employee Confirmed New Weekly COVID-19 Cases 1. Reflects case data for all SHOP total owned assets, including assets Held For Sale; VTR COVID case data as of 03/25/2022. Clinical conditions are highly dynamic and subject to change. .. Clinical conditions resulted in activity and move-in restrictions in January, some of which have continued, particularly in Canada .. Surge in employee absences due to COVID case count increased pressure on community staffing; operators have reported largely asymptomatic or mild cases in both residents and staff due to high vaccination rates in Ventas’s communities .. COVID-19 patient hospitalizations throughout the U.S. are at a new pandemic low

17 SHOP Leading Indicator Trends (as of 3/26)1 Leads as % of 2019 Move-Ins as % of 2019 Move-Outs as % of 2019 1. Reflects data for 318 of 321 of the 1Q22 year-over-year same-store SHOP assets as of March 26, 2022. Operational conditions are highly dynamic and subject to change. Strong March leading indicators (through March 26th) which are above pre-COVID and seasonal trends +38% since Jan-21 (4%) since Jan-21 +31% since Jan-21

SHOP Average Occupancy Trends (as of 3/26)[1]

VENTAS

SHOP (U.S. + Canada) – Average Occupancy

1Q22 Same Store YoY Assets
321 Assets



78.8%
83.2%
83.1%
82.9%
82.8%
1Q21
4Q21
Jan-22
Feb-22
Mar-22
As of 3/26

1Q22 average quarterly occupancy **+420bps vs. 1Q21 quarterly average**

U.S. SHOP – Average Occupancy

1Q22 Same Store YoY Assets
248 Assets



71.9%
77.8%
77.7%
77.6%
77.3%
1Q21
4Q21
Jan-22
Feb-22
Mar-22
As of 3/26

1Q22 average quarterly occupancy **+560bps vs. 1Q21 quarterly average**

Canada SHOP – Average Occupancy

1Q22 Same Store YoY Assets
73 Assets



91.8%
93.4%
93.5%
93.1%
93.4%
1Q21
4Q21
Jan-22
Feb-22
Mar-22
As of 3/26

1Q22 average quarterly occupancy **+150bps vs. 1Q21 quarterly average**

Key Commentary

- March move-ins (through March 26th) have been strong
- Occupancy data shown through March 26th **does not reflect the proportionally higher number of move-ins that typically occur at the end of the month**
  - Will have limited impact to 1Q22 average occupancy
- **1Q22 average quarterly occupancy +420bps vs. 1Q21 quarterly average**, significantly outperforming historical trends driven by the ongoing senior housing sector recovery
  - **U.S. – Record Level Demand:** 1Q22 average quarterly occupancy +560bps vs. 1Q21 quarterly average
  - **Canada – Strong Demand Bolstered by Lifting of Move-In Regulations:** 1Q22 average quarterly occupancy +150bps vs. 1Q21 quarterly average

1. 1Q22 SS YoY 321 Assets; totals and segments may not add due to rounding. Data as of March 26, 2022. Operational trends are highly dynamic and subject to change.

18

Senior Housing Operating Expense Trends & Initiatives[4]

VENTAS®

4Q21 SS SHOP Operating Results Composition

Revenue Composition[1]



Labor totals ~45% of revenue
In-House Labor
~42%
NOI[2]
~22%
HHS Grants
~0%
~5%
Management Fees
~27%
Other Operating Expenses
Contract Labor
~4%
$451M
4Q21
revenue

Key Commentary

- **1Q22:** Dynamic macroeconomic environment causing elevated expenses in February over January levels **across labor, utilities and other operating expenses**; COVID-19 surge and weather conditions January to February continued to create employee absences
- **4Q21:** A tight labor market throughout the quarter, and the COVID-19 surge drove **elevated labor and agency costs in 4Q21 and into 1Q22**
- SHOP operators **engaged in multiple initiatives** to enhance recruitment, staffing and development and workforce retention – **signs of initial progress with modestly positive net hiring** in each month since Sep-21

4Q21 SS SHOP Labor Trends

SHOP Labor[1,3]



Total Labor ($M)
Contract ($M)
Full Time Labor ($M)
184.5
6.6
178.0
195.1
12.2
183.0
205.2
15.9
189.3
Contract Labor as % of Total Labor
2Q21
3.6%
3Q21
6.2%
4Q21
7.7%

Labor Initiatives



Centralizing recruitment efforts
Improving applicant tracking
Strengthening recruiting resources
Enhance oversight at focus communities

- Increased frequency of labor reviews with more detailed tracking at property-level
- Expanded hiring resources and reorganized team structures to align to talent and process needs
- Revamped rewards for more competitive offerings
- Piloted efforts to enhance work shift flexibility
- Added marketing support for digital channels

1. 4Q21 SS YOY Pool of 311 Assets, excluding any HHS proceeds; 2. This is a non-GAAP financial measure. Refer to the Non-GAAP Financial Measures Reconciliation tables in our 4Q21 supplemental for additional information and a reconciliation to the most directly comparable GAAP measure; 3. Shown at constant currency. 4. Operating conditions are highly dynamic and subject to change.

19

Senior Housing Triple-Net Update and Key Actions

VENTAS®

Senior Housing Triple Net Commentary

- Since the onset of the pandemic, Ventas has **proactively addressed ~90%** of its pre-COVID-19 Senior Housing Triple-Net Annualized Adjusted NOI through transitions, asset sales and lease resolutions
- Lease resolutions with the remaining ~10% of Senior Housing Triple-Net Annualized Adjusted NOI are coming into focus
  - ~$45M rent across a handful of tenants
- These tenants remain severely pressured by the impact of the COVID-19 pandemic
  - Pandemic impacts are deeper and longer than the significant benefit of Ventas's lease collateral and credit
  - Ventas has been benefitting from collateral and credit through the pandemic to date
  - Rent expected to be temporarily reduced or deferred in an amount approximating **~$0.01/sh./quarter** beginning in 2Q22
- **Ventas expects to receive the benefit of upward future performance** in its assets through revenue or NOI-based payments, or a SHOP structure

20

Senior Housing Portfolio Actions Update

22 14% 86% 2Q19 25% 75% 4Q21 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 1Q14 3Q14 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 3Q19 1Q20 3Q20 1Q21 3Q21 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 5M 7M 9M 11M 13M 15M 17M 19M 21M Compelling Industry Supply and Demand Trends Senior Housing New Starts2 (52%) from 4Q17 peak U.S. 80+ Population1 +7.5% growth +17.4% growth 5-Years Post Financial Crisis 5-Years Post COVID U.S. 80+ population anticipated to grow by 17%+ through 2025 Supply levels remain depressed and significantly lower than prior 2017 peaks 1. Population estimates from the Organization for Economic Co-Operation and Development (OECD); 2. 4Q21 NIC Data for Top 99 (Primary and Secondary) Markets and for the Senior Housing sector; 3. Scope excludes sold assets, Assets Held for sale. 4. Includes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company’s filings with the Securities and Exchange Commission. Portfolio Transformation in Senior Housing at a Cyclical Inflection Point4 Increased Exposure to Lower Labor, Higher-Margin IL Business and Strong Canadian Market3 SHOP Unit Mix by Country SHOP Unit Mix by Acuity 32% 51% 17% 2Q19 59% 32% 9% 4Q21 ~32K Units ~62K Units IL AL MC +27% mix shift toward higher- margin IL portfolio (Pro Forma) ~32K Units ~62K Units (Pro Forma) +11% mix shift toward Canada, providing exposure to outsized population growth and high occupancy sector CAN US

Expected Senior Housing Recovery[5]

Opportunity to Return to Previous NOI Level[1]

Reflects 4Q21 stable pool of 353 asset comparable to 4Q19



$156M
$90M
$82M
4Q19
4Q20
4Q21

$296M annualized opportunity as of 4Q21 to return SHOP same-store NOI[3] to pre-pandemic level

Occupancy	*87.9%*	*79.1%*	*80.4%*

Sizable NOI Margin Opportunity[1]

Reflects 4Q21 stable pool of 353 asset comparable to 4Q19



30.2%
19.7%
17.8%
4Q19
4Q20
4Q21

~75% of SHOP same-store NOI loss driven by revenue deterioration; sizable margin improvement opportunity

SHOP NOI Recapture Opportunity[2]



Occupancy 80%
Occupancy ~88%
$520M
~$300M
~$100M
~$900M
4Q21 Annualized NOI
SHOP Same-Store NOI Recovery Opportunity
Incremental SHOP NOI Opportunity from Previously Completed Transitions, Acquisitions & Developments
Post-COVID SHOP Portfolio NOI Recovery Opportunity
Reported 4Q21 NOI excluding HHS grants x 4
Annualized SHOP same-store NOI assuming return to 4Q19 levels
Incremental SHOP NOI assuming these properties reach stabilized levels[3]

Incremental growth potential from favorable supply / demand levels expected to be better than pre-COVID

Opportunity for pricing to improve versus current strong levels as occupancy increases

Incremental Occupancy Growth Opportunity Above Pre-COVID

+400bps	Additional potential occupancy growth to pre-COVID peak of ~92%
+17.4%	Expected U.S. 80+ population growth from 2020-2025
(52%)	Lower construction starts[4] in 4Q21 vs. previous peak in 4Q17

1. Excludes HHS Grants; 2. Excludes sold assets, assets held for sale and HHS Grants; 3. Stabilized Transition, Acquisition and Development NOI levels reflect pre-COVID NOI for acquisition & transition properties and underwritten stabilized NOI for development properties; 4. 4Q21 NIC Data for Top 99 (Primary and Secondary) Markets and for the Senior Housing sector. 5. The Company's expectations regarding future performance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission.

23

Strongly Positioned Portfolio Supported by Advantaged SHOP Assets[1]

VENTAS

Competitively Advantaged SHOP Assets

Advantaged Assets in High Barrier Markets[2]

~90%	*near premium retail or high traffic locations*[3]
2.4x	*higher home value vs. U.S. average*[4]
1.5x	*higher household income vs. U.S. average*[4]
~60%	*of SHOP Ann. Adj. NOI*[5]
~40%	*of SHOP by assets*



Atria West 86
New York, NY



LGM La Cité des Tours
Saint-Jean-sur-Richelieu, Quebec



Holiday Birch Heights
Derry, NH



Sunrise at La Costa
Carlsbad, CA

Capital Investment Strategy Underpinning Portfolio Quality

Data-Driven Allocation Framework
Granular submarket analytics inform investment decision making

High-Impact Prioritization
Customer-facing upgrades enhance overall community appeal, among resident & staff

Coordinated Project Execution
Delivery supported by on-site visits, bespoke diligence and closer operator alignment

1. Reflects 4Q21 supplemental reporting owned asset scope; 2. High barrier markets primarily reflect top coastal markets and Canada; 3. Reflects U.S. scope only; 4. Reflects median value for U.S. scope only; 5. Based on 4Q21 annualized adjusted NOI per supplemental reporting.

24

25 What is Ventas OI? Ventas Operational InsightsTM (“Ventas OI”) is the data and operational analytics active asset management platform formally launched in 2022. This dedicated, focused platform supports our collaboration with managers in pursuit of our strategy of the right assets, with the right operators, in the right markets, which ultimately drives value creation and portfolio optimization. Right Markets Right Assets Right Operators Advanced Market Selection Comprehensive Operating Alignment Active Asset Assessment Data Driven Insights & Execution In-House Operating Expertise Key Strategic Priorities Core Objectives Deep Capabilities and Expertise Highly effective strategy to drive portfolio actions and optimize the right combination of markets, operators and assets – Ventas OI™

Recent Portfolio Actions Position Senior Housing for Value Creation[1]

VENTAS®

Resolutions & Transitions

- Executed lease resolutions supporting mutually beneficial financial and operating terms
- Transitioned various portfolios to new operators / management structures

300+	Assets
10+	Operators

Holiday Retirement, Sinceri Senior Living, Brookdale Senior Living Solutions

Acquisitions & Developments

- Acquired over 100 assets with favorable market exposure and attractive physical characteristics
- Partnered on several completed & in-progress development projects with high-quality managers
- Emphasis on high margin, lower labor cost IL model with high occupancy ceiling and longer length of stay

~120	Assets
8	Operators
~$3B	Acq. volume
~5%	Initial yield

Le Groupe Maurice, New Senior Investment Group, Hawthorn Senior Living

Dispositions

- Enhanced portfolio via completed sales of smaller scale, non-strategic assets
- Selectively pursuing sale of specific non-core communities

50+	Assets
10	Operators
$620M	Sold

Frontier Management, Concordis Senior Living, SRG Senior Living

Completed an array of portfolio-enhancing actions covering nearly two-thirds of the portfolio since 2020

1. The Company's statements regarding future performance constitute forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission.

26

Notable SHOP Capital Recycling Activity and Portfolio Actions[1]

Resolutions & Transitions

Brookdale Lease Resolution


Lake Shore Drive

~$235M up-front consideration for VTR replacing over 2.5 years of cash rent reduction

Covers ~120 communities

Mutually beneficial arrangement provides near-term flexibility and longer-term upside

Transition 90 Execution


Stoney Ridge

7 new portfolio operators

5 of 7 operators represent new SHOP relationships

Successfully transitioned communities to new managers with strong local market focus

Acquisitions & Developments

New Senior Acquisition


Pioneer Valley Lodge

$2.3B accretive acquisition

103 independent living communities

Accretive acquisition positions Ventas to capture powerful senior housing upside

Hawthorn Canada Acquisition


Rosewood Estates

$180M acquisition across 6 communities

IL and AL exposure totaling 717 unites

Expanded Ventas presence in attractive Canadian sector and strengthened Hawthorn relationship

Dispositions

Non-Strategic SHOP Sales


Bonita

20+ assets

Over $270M gross proceeds

Divestiture from non-strategic assets improves supply and demographic exposure

Non-Core NNN Dispositions


Wood Ridge

5+ assets

~$120M gross proceeds

Sale of several non-core Senior Housing NNN assets enhances portfolio quality

1. The Company's statements regarding future performance constitute forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission.

27

Expanding Independent Living Footprint[1]

VENTAS

> "The structural benefits of the independent living model present attractive opportunities to further strengthen our senior housing platform"
>
> *J. Justin Hutchens*

SHOP Unit Mix by Acuity Type[2]



2Q19 (Pro Forma)
4Q21
~32K Units
~62K Units
MC
AL
IL
17%
51%
32%
9%
32%
59%
+27% IL unit mix shift
by adding over 25K IL units in high quality portfolios across the U.S. and Canada
~65% in U.S and 35% in Canada
2Q19
4Q21

Key IL Portfolio Additions since 2019

LGM (Sep19)
- High quality portfolio
- Diversifies business model, geographic and operator mix

Holiday (Apr20)
- New management agreement
- Enables operational flexibility

New Senior (Sep21)
- Closed on New Senior acquisition
- Positions Ventas to capture powerful industry upside

Hawthorn (Oct21)
- Closed 6-asset acquisition of predominately IL communities
- Canadian portfolio with favorable market dynamics

Expected Structural Benefits of IL Model

Lower Labor	*Less labor-intensive staffing model with in-home services and home health complementing IL offering*	**High Margins**	*~40% pre-COVID margins*
Longer Length of Stay	*~3 years average LOS and younger residents*	**Less Supply**[3]	*20% less IL construction vs AL since 2017*

1. The Company's statements regarding future performance constitute forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission.
2. Scope excludes sold assets, Assets Held for sale; 3. Average construction as a percent of inventory 1Q17 to 3Q21 for Majority IL vs Majority AL as reported by the National Investment Center (NICMAP).

28

29 .. Montreal, QC .. 336 Units .. >6% projected stable cash yield Construction Start: Dec 2020 Expected Opening: 2023 Cost: $112M Growing Ventas’s Independent Living Footprint in Canada with LGM LGM - Cornelius LGM - LIZ .. Montreal, QC .. 291 Units .. >6% projected stable cash yield Construction Start: May 2019 Expected Opening: 2022 Cost: $95M .. Montreal, QC .. Occupancy: ~75%, driven by pre-leasing .. 287 apartments, retail .. >6% projected stable cash yield Opened: Jun 2021 Cost: $84M LGM – Elogia II High quality portfolio of apartment-like senior housing communities in attractive Quebec market Ventas has an exclusive development pipeline agreement with Le Groupe Maurice LGM - IVVI LGM - VAST .. Montreal, QC .. 378 Units .. >95% occupied .. >6% projected stable cash yield Opened: December 2020 Cost: $72M .. Montreal, QC .. 399 Units .. >95% occupied .. >6% projected stable cash yield Opened: October 2020 Cost: $73M

Office Business Update

31 .. Focused on driving outperformance through robust evaluation and operational excellence: o Leasing and retention o Customer Relationship Management (CRM) & tenant service o Expense control o Strategic reinvestment Operational Excellence Driving Outperformance in Medical Office Successful Leasing Advanced Medical Office (MOB) Occupancy MOB SS retention holding firm 3.5M SF leases executed FY for MOB MOB signed +55% more new leasing sq. ft. FY year-over-year 86% 92% 95% YTD QTD Dec-21 MOB Occupancy 91.7% Highest Since 2017 Customer Satisfaction is a Pillar for Healthy Buildings .. For the 2nd consecutive year, we ranked in the top quartile of our peers for tenant satisfaction .. Tenant renewal intentions jumped to the 94th percentile driven by value for amount paid in the 95th percentile .. Customer Satisfaction Drives Retention and Occupancy: MOB same-store occupancy increased sequentially in 4Q21 for the 5th consecutive quarter, with new leasing up ~55% and customer retention of 92% for 4Q21 Since 2020, Ventas has created a centralized leasing center of excellence, built a technical engineering team, expanded our tenant satisfaction program and established a digital marketing program focused on local market awareness Operational Cost Savings Initiatives Electric Utility Savings Realized 55% cost reduction in energy management contracts Achieved 14% reduction in weighted average cost of energy at impacted buildings Repairs and Maintenance Generated 14% savings in supplies procurement by pooling spend across multiple operators in select regions Created 13% savings in maintenance services by aggregating contracts in our largest markets, streamlining vendor management from 55 to 4 71% 72% 77% 51st 75th 79th 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY19 FY20 FY21 Response Rate KI Percentile Medical Office Performance

32 Disciplined Expansion of Our MOB Footprint Expanding Relationship with Ardent Health Services Buyout of PMB’s Interest in Sutter Van Ness MOB .. In September 2021, Ventas, in connection with its long-standing partner Pacific Medical Buildings (“PMB”), completed a buyout of PMB’s interest in the state-of-the-art, newly developed Sutter Van Ness Medical Office Building .. 92% leased and is connected to Sutter Health’s flagship hospital in an unparalleled location in downtown San Francisco .. Ventas now owns 100% of this trophy asset at an all-in basis of $173M or a 5.9% yield on expected 2022 NOI, representing significant expected value creation .. Continued leasing opportunity .. In February 2022, acquired 18 MOBs spanning 732K sq. ft. from Ardent, expanding Ventas’s relationship with Ardent Health Services for $200M .. Portfolio is located in Ardent’s existing markets, over 90% on campus and 100% leased to Ardent with an expected GAAP yield of 5.8% Strategically Invested in Asset Class at the Right Time Historical Commercial Property Price Index 1 0 20 40 60 80 100 120 140 160 180 200 220 2005 2007 2009 2011 2013 2015 2017 2019 2021 VTR completed >$2.5B of MOB acquisitions between 2010 - 2012 Early Entry into MOB Space 1. Historical Medical Office Commercial Property Price Index from Green Street Advisors; average of twelve months in respective year.

Ventas Has a Leading National Medical Office (MOB) Platform

MOB Platform is Focused in Advantaged Locations with Strong Credit Tenants


72%
On-Campus

96%
Affiliated with Health System or Hospital

88%
Strong Credit (Investment Grade + HCA)

- ~90% occupied portfolio
- Weighted average **lease term of ~5 years** with embedded growth through escalators
- Principally affiliated with **strong health systems** with high market share, favorable payor mix and operating margins
- **On-campus** assets provide health system multiple key benefits
  - Central, convenient practice locations to improve physician recruiting
  - Higher reimbursement for hospital practices
  - Cost efficiencies and integrated services to drive higher acuity business
- In 2021, enhanced portfolio quality via disposition of over **30 non-core MOBs resulting in approximately $440M gross proceeds** to Ventas at a ~5% cash yield which increased occupancy by ~250 bps and increased our on-campus concentration

Ventas Has Favorable Tenant Specialty Mix

% of Physician Occupied MOB sq. ft.


14%
86%
Primary Care
Specialty

- Several **benefits of high specialty care mix** (86% of the portfolio):
  - Generates **higher revenue for hospitals** through use of operating rooms, diagnostics and other high value services
  - Typically requires high tenant improvement and tech investment, resulting in greater relocation cost and tenant "stickiness"

~18M sq. ft. of MOB space across 31 states, serving 14,000 care providers and attracting 27M patient visits each year

33

Ventas's Leading National Medical Office (MOB) Platform

VENTAS®

$374M	311	18M	~160	31
Ann. Adj. NOI (22% VTR)	MOBs	Outpatient Sq. Ft.	Hospital + Health System Affiliations	States


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT, NH
ME
MA
RI
CT
NJ
DE
MD
DC

HealthPartners
CommonSpirit
HCA
CaroMont Health
AMITA Health
AdvocateAuroraHealth
EMORY HEALTHCARE
Bon Secours
Mercy Health
Banner Health
PennState Health
Allina Health
ASCENSION
HonorHealth
Henry Ford Health System
Carolinas HealthCare System
Memorial Hermann
Adventist Health System
Northwestern Medicine
BaylorScott&White Health
BalladHealth
DukeHealth
Providence St.Joseph Health
UPMC Life Changing Medicine
Penn Medicine
AHMC Healthcare Inc.
UnitedHealthcare
SHARP
SSMHealth
Spectrum Health
MultiCare
University Health Care System
Sutter Health
Texas Health Resources
Mercy
Piedmont Healthcare
Franciscan Health
WellStar
Trinity Health
ThedaCare
CHS Community Health Systems
RUSH HEALTH
PeaceHealth
Renown Health
UnityPoint Health
tenet Health

Reliable Growing Cash Flows from High-Quality Outpatient Portfolio

34

35 Ventas’s Life Science, R&I Portfolio Ventas now owns or has investments in a 10M sq. ft. Life Science, R&I portfolio, including developments underway: .. Residing on the campuses of >17 top-tier research universities collectively ranking in the top 5% of all NIH funding and conducting over 10% of all university life science research and development in the United States .. Including a presence in five of the top six life science clusters: San Francisco, CA, Cambridge, MA and Maryland-DC, Raleigh-Durham & Philadelphia .. Containing 43 operating properties spanning 8M sq. ft. .. Including three in-progress developments, consisting of over 2M additional sq. ft., including the recently announced project with UC Davis Top 5 Life Science Clusters

Ventas Life Science, R&I Operational Update

Growing Life Science Funding Expected to Further Drive Demand

Industry Insights

- In 2021, VC funding for US life science companies **jumped to ~$38B**, an increase of **+41%** YoY and **+120%** from 2019[1]
- NIH Funding expected to increase over **+12%** for 2022 ~$48B to ~$49B[2]
- Both House and Senate budget proposals fund ARPA-H a new agency to drive biomedical breakthroughs[3]

San Francisco Market Spotlight



2.5M SF
2.0M SF
Demand
Supply

Demand for life science space outstrips 2022 projected supply by **25%**[4]

Rents have increased **+17%** over the past twelve months[5]

Excellent Tenant Credit

75% Publicly Traded or Excellent Credit Tenants

	% of Total Annualized Base Rent	Tenant Credit
Yale University	8%	AAA
University of Pennsylvania	7%	AA+
Wake Forest University	7%	AA
Brown University	4%	AA+
Remaining Tenants	74%	
	100%	

Continued Strong Demand for Lab Space Expected to Bolster Occupancy and Fuel Lease Up

Full-Year Same-Store Occupancy



93.8 %
94.0 %
Dec-20
Dec-21

*Our buildings have **attracted ~3x more** new tenants YoY*

Development Lease Up



Committed 85%
Available 15%

*Recently completed and properties currently being developed are **substantially leased / pre-leased***

Life Science, R&I Performance Commentary

- Life Science, R&I portfolio benefits from **strong industry tailwinds**
- Lab space demand driving strong portfolio occupancy of **94%** and substantial pre-leasing at properties under development
- **75%** publicly traded or excellent credit tenants
- Two exciting redevelopment opportunities in attractive Winston-Salem and Raleigh markets
  - Two tenants to vacate in 2Q22, enabling conversion to high demand lab space
  - Sequential impact of ~$4M (2Q22 vs. 1Q22)

1. Venture Monitor Q4 2021, Pitchbook-NVCA. Data as of 12/31/2021. 2. NIH Office of Budget; NIH Funding FY2006-FY2022. 3. Congressional Research Service, June 2021; FY Budget Outlook: NIH, AIP. 4. Life Science Quarterly, Q4 2021. 5. CBRE U.S. Life Sciences Trends, November 2021.

36

Life Science, R&I Projects Recently Delivered & Under Construction

VENTAS®

Ventas's Exciting Life Science, R&I Development Pipeline

$1B Project Cost — **Recently Delivered & Under Construction**

$1B Project Cost — **UC Davis** | **Near-Term Pipeline**

Arizona State University (Recently Delivered)



- >70% leased or under LOI including to ASU
- ~7.7% projected stable cash yield
- Developed in a JV with GIC

227K SF
Construction Start: Dec 2018
Open: 4Q20
Cost: $87M ($385 PSF)

ASU Arizona State University

University of Pittsburgh (Recently Delivered)



- 70% preleased to University of Pittsburgh and UPMC
- ~7% projected stable cash yield
- Developed in a JV with GIC

353K SF
Construction Start: May 2019
Opened: 1Q22
Cost: $278M ($785 PSF)

University of Pittsburgh

UPMC

Drexel University College of Nursing



- 100% leased to Drexel University College of Nursing and Health Professions and Drexel College of Medicine
- ~7% projected stable cash yield
- Being developed in a JV with GIC

450K SF
Construction Start: Sep 2019
Expected Opening: 2023
Cost: $295M ($656 PSF)

Drexel UNIVERSITY

One uCity Square



- >70% leased or under LOI
- Showing strong preleasing activity
- ~7% projected stable cash yield
- Being developed in a JV with GIC

400K SF
Construction Start: Jun 2019
Expected Opening: 2023
Cost: $284M ($711 PSF)

uCity SQUARE

37

38 University of Pittsburgh: The Assembly The Assembly, Phase I | Pittsburgh, PA Expanding the Life Science, R&I Portfolio with the Assembly in Pittsburgh, PA .. Ventas delivered the Assembly in February 2022 .. Anchored by the world-renowned University of Pittsburgh in collaboration with University of Pittsburgh Medical Center researchers under a long-term lease .. The Assembly, which is over 90% leased or committed, is a meticulously rendered life science and innovation center focused on cutting-edge immunotherapy and transplantation research .. The iconic campus, containing 350,000 sq. ft., is expected to achieve an 8% GAAP yield upon stabilization with total project costs of $278M Recently Delivered & Under Construction UC Davis Near-Term Pipeline $1B Project Cost $1B Project Cost

39 Life Science, R&I Development Project with UC Davis: First of $1B Near-Term Pipeline .. Ventas committed to a Life Science, R&I development project anchored by the University of California, Davis, a premier research institution ranked in the top 5% of universities for both NIH funding and R&D spend .. Project to be the first phase of Aggie Square, a planned innovation district located on the University’s Sacramento campus and adjacent to UC Davis Medical Center .. Spans ~1M sq. ft. .. Developed with Ventas’s exclusive partner Wexford, the project is principally laboratory space and related uses that will complement existing activities at UC Davis Health Science Campus, including health sciences research, product development and manufacturing, academic and commercial research, incubator and accelerator space and shared labs .. 60% pre-leased to UC Davis (Moody’s Aa2) .. Construction expected to commence in 1H22 .. Project costs of ~$0.5B with an expected stabilized cash yield exceeding 6% .. One of the pre-identified Life Science, R&I development projects in Ventas’s R&I development partnership with GIC Recently Delivered & Under Construction UC Davis Near-Term Pipeline .. Arizona State University .. University of Pittsburgh .. Drexel University College of Nursing .. One uCity Square Ventas’s Exciting Life Science, R&I Development Pipeline $1B Project Cost $1B Project Cost

Approximately $1B Attractive Life Science, R&I Development Opportunities with Leading Research Universities

VENTAS®

Ventas's Exciting Life Science, R&I Development Pipeline

$1B Project Cost | *$1B Project Cost*

Recently Delivered & Under Construction

- *Arizona State University*
- *University of Pittsburgh*
- *Drexel University College of Nursing*
- *One uCity Square*

UC Davis

Near-Term Pipeline

	ACTIVE POTENTIAL OPPORTUNITY #1	ACTIVE POTENTIAL OPPORTUNITY #2
Relationship	New	Existing
Market + Relationship	Major research university	Major health system & university collaboration
Principal Space Use	Lab	Academic / Office / Research
Size (sq. ft.)	~350K sq. ft.	~500K sq. ft.
Est. Development Budget	$0.3B	$0.3B
Est. Stable Cash Yield	6.0% - 6.5%	6.5% - 7.0%
Pre-Leasing	Significant	Significant
Est. Construction Start	2023	2022 / 2023
Est. Construction Completion	2025	2024
Percentile of NIH Funding	At or above 95th percentile	At or above 95th percentile

40

Loan Portfolio Update

42 Improving Predictability, Increasing Real Estate-Generated NOI: Well-Structured High-Rate Cash-Pay Notes Fully Repaid Loan Book Transformation .. 2021 loan repayments included several well-structured cash-pay loans generating $350 million at an unlevered IRR >11% .. Notable Repayments of Cash Pay Loans: o Ardent Loan: Originated a $700M loan at an 8% yield in 2017, fully repaid in 2018 at a 13% unlevered IRR o Ardent Notes: Purchased $200M senior notes at a 9.75% yield in 2018, fully repaid in 2021 at a 12% unlevered IRR o Brookdale: In connection with mutually beneficial arrangements with Brookdale Senior Living agreed in 2020, received a $45M Note at a 9% yield, fully repaid in 2021 at a 9% unlevered IRR o Holiday Loans: In connection with the transition of 26 Holiday triple net leased communities to a SHOP structure, received $66M aggregate principal amount of secured Notes from the prior guarantor of the Holiday lease, fully repaid in 2021 at a 10% unlevered IRR .. Of the remaining $550M loan book, $490M is a cash pay secured loan to Santerre Health Investors (formerly subsidiaries of Colony Capital, Inc.) at LIBOR + 6.42% .. Collateral is a diverse pool of 158 medical office, senior housing and other healthcare assets .. 5-year term, inclusive of three one-year extension options; next extension option in June 2022 .. Freely prepayable Current Loan Book 0% 1% 2% 3% 4% 5% 6% $0M $20M $40M $60M $80M $100M 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Annualized Adjusted NOI Annualized Adjusted NOI (%) Ventas’s Loan Book Represents <2% of Annualized Adjusted NOI

Capital Structure Actions

44 Capital Structure Actions; Expanded Disclosure Ensured Financial Strength & Flexibility .. In 2021, Ventas enhanced its portfolio and strengthened its balance sheet through $1.2B in asset dispositions and loan repayments o Non-core senior housing and MOB asset sales generated $850M of proceeds at a <4% cap rate o Repayment of several well-structured loans generated $350M at an unlevered IRR >11% o Reduced near-term maturities by $1.1B in FY21 via proceeds from dispositions and loan repayments .. To manage interest rate risk, Ventas raised over $1.1B in new bonds in the US and Canada, including a 10-year offering with a coupon of 2.5%, the best 10-year healthcare REIT issuance in 2021 .. Ventas expects $0.2B of asset dispositions in the first half 2022 Expanded Disclosure .. Provided additional insights and disclosure as part of 4Q21 earnings, including sequential (4Q21 vs. 1Q22) SHOP guidance assumptions, and a reported segment NOI to FFO trending schedule Financial Statistics YE 2021 .. Financial Statistics at Year-End 2021: o $2.5B year-end liquidity o 36% year-end Total Indebtedness to Gross Asset Value o Of the total debt outstanding, 91% is at fixed interest rates, an increase of four percentage points vs. prior year o Average cost of debt is 3.4% with a total weighted average maturity of >6 years o BBB+ or equivalent ratings across all 3 rating agencies